UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2010

______________

iMergent, Inc.
(Exact name of registrant as specified in its charter)

______________

Delaware	001-32277	87-0591719
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1615 South 52nd Street, Tempe, AZ
Tempe, AZ  85281
(Address of principal executive offices) (Zip Code)

(623) 242-5959
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01—OTHER EVENTS.

On November 3, 2010, iMergent, Inc. (the “Company”) issued a press release announcing its commencement of amodified Dutch Auction tender offer (the “Offer”) to purchase for cash up to $4,750,000 in value of outstanding shares of its common stock upon the terms and subject to the conditions set forth in the Company’s Offer to Purchase, dated November 3, 2010 (the “Offer to Purchase”), and the related Letter of Transmittal (the “Letter of Transmittal”).  The Offer will expire at 5:00 p.m. New York City time, on December 2, 2010, unless the Offer is extended or earlier terminated by the Company.

As more fully described in the Offer to Purchase and the Letter of Transmittal, the Offer provides that, based on the number of shares tendered and the price specified by the tendering shareholders, the Company will determine the lowest price per share within (and including) the range of $4.35 to $4.75 per share that will enable it to purchase up to $4,750,000 in value of outstanding shares of its common stock, or a lower amount depending on the number of shares that are properly tendered. All shares purchased by the Company will be purchased at the same price, even if shareholders selected a lower price at which to sell; however, the Company will not purchase any shares above the determined purchase price. The Offer is not conditioned on the receipt of outside financing or upon any minimum number of shares being tendered.  The Offer is, however, subject to other terms and conditions which are described in the Offer to Purchase and the Letter of Transmittal.

This Current Report on Form 8-K does not constitute an offer to purchase, a solicitation of an offer to purchase, or a solicitation of an offer to sell, securities. The Offer may be made only pursuant to the terms and conditions of the Offer to Purchase, the Letter of Transmittal and the other related Offer materials. An issuer tender offer statement on Schedule TO, including the Offer to Purchase and the Letter of Transmittal, describing the Offer has been filed with the Securities and Exchange Commission (the “SEC”). Holders of the Company’s common stock are encouraged to read the Schedule TO and its exhibits carefully before making any decision with respect to the Offer because it contains important information.  The Company intends to distribute copies of the Schedule TO to the Company's shareholders at no expense to them.

In addition to the Offer to Purchase, the Letter of Transmittal and certain other Offer documents, the Company files annual, quarterly and current reports, proxy statements and other information with the SEC. Shareholders may read and copy any reports, statements or other information filed by the Company at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. The Company's filings with the SEC are also available to the public at the website maintained by the SEC at www.sec.gov.

Copies of press releases announcing the Offer are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by this reference.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements related to, among other things, the Offer. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those contemplated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the Company may decide, for any number of reasons, not to pursue the Offer, the conditions to the Offer may not be satisfied, market conditions and the price of the Company's stock may not be favorable, general economic conditions, the Company's cash needs, and other risks and uncertainties outlined in the Company's documents filed with the Securities and Exchange Commission, including the Company's most recent Transition Report on Form 10-KT for the fiscal year ended December 31, 2009 as filed with the SEC. All forward-looking statements and other information in this press release are based upon information available as of the date of this Current Report on Form 8-K. Such information may change or become invalid after the date of this report, and, by making these forward-looking statements, the Company undertakes no obligation to update these statements after the date of this report, except as required by law.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Title of Document	Location
99.1	Press release dated November 3, 2010 regarding the commencement of the Offer	Attached
99.2	Press release dated November 3, 2010 regarding the commencement of the Offer	Attached

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMERGENT, INC.

Date: November 3, 2010	By:	/s/ JONATHAN R. ERICKSON
Jonathan R. Erickson
Chief Financial Officer